Exhibit 99(.1) Certification Pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002 by
                  James S. Osterman, Chief Executive Officer



          In connection with the Annual Report of Blount International, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James S. Osterman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ James S. Osterman
-------------------------------------
James S. Osterman
President and Chief Executive Officer
March 10, 2003